Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	11/30/2016
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	V.P.- Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for October 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (September 2016) may not equate with the opening balances in MOR-4 (October 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the September 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Question #5 -
One bank accounts was opened during the reporting period:

1. Paragon Offshore International Limited - Bank of America account ending 1012

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(839)	$-	$(839)	$114
Paragon Offshore plc	16-10386	(2,524)	-	(2,524)	62
Paragon Drilling Services 7 LLC	16-10387	(24)	-	(24)	-
Paragon Offshore Finance Company	16-10388	(2,854)	-	(2,854)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(40)	-	(40)	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,353)	(1)	(1,354)	2,373
Paragon International Finance Company	16-10391	(430)	(264)	(694)	69
Paragon Asset (ME) Ltd.	16-10392	(85)	-	(85)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(1,268)	-	(1,268)	4,918
Paragon FDR Holding Ltd.	16-10395	-	-	-	-
Paragon Offshore International Ltd.	16-10396	(5,380)	-	(5,380)	23,759
Paragon Offshore (North Sea) Ltd.	16-10397	(1,313)	-	(1,313)	5,189
Paragon Duchess Ltd.	16-10398	(150)	-	(150)	-
Paragon (Middle East) Limited	16-10399	(1,718)	-	(1,718)	3,704
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	117	-	117	-
Paragon Holding NCS 2 S.a r.l.	16-10401	(10)	-	(10)	-
Paragon Leonard Jones LLC	16-10402	(289)	-	(289)	10,862
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(270)	-	(270)	-
Paragon Offshore (Nederland) B.V.	16-10404	(1,809)	(359)	(2,169)	12
Paragon Offshore Contracting GmbH	16-10405	(370)	-	(370)	171
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-
Paragon Asset Company Ltd.	16-10408	(2,750)	-	(2,750)	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(1)	-	(1)	-

Total		$(23,364)	$(624)	$(23,988)	$51,233

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,476	344,145	344,514	344,145
	16-10386	6704	4	-	4	-
	16-10386	9694	431	46	469	46
	16-10386	3774	332,541	332,594	332,541	332,594
	16-10386	9069	11,500	11,504	11,500	11,504

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	122	98	121	77
	16-10389	3991	8	8	8	8
	16-10389	701L	114	90	112	69

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	3,575	6,304	3,554	6,345
	16-10390	4000	3,559	6,289	3,535	6,330
	16-10390	7775	9	9	9	9
	16-10390	5004	6	6	6	7
	16-10390	Petty Cash			4	0

Paragon International Finance Company	16-10391	Sub Total	211,876	218,487	211,632	218,659
	16-10391	4670	0	1	0	0
	16-10391	4240	1,398	1,153	1,406	1,198
	16-10391	7219	383	-	194	-
	16-10391	7201	574	332	524	297
	16-10391	7227	569	-	568	-
	16-10391	7235	59	-	58	-
	16-10391	4355	23	1	55	32
	16-10391	1100	735	29	715	13
	16-10391	3880	38,052	38,059	38,052	38,059
	16-10391	9959	7,117	9,807	7,117	9,798
	16-10391	4356	370	370	370	370
	16-10391	7633	162,139	162,199	162,139	162,170
	16-10391	9936	-	-	(23)	(20)
	16-10391	1478	-	-	-	(2)
	16-10391	3463	457	6,195	457	6,404
	16-10391	9016	-	340	-	339

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	92	-	92	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore International Ltd.	16-10396	Sub Total	661	435	695	452
	16-10396	-001	1	1	1	1
	16-10396	5110	6	6	6	6
	16-10396	6490	20	19	34	19
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	298	298	298	298
	16-10396	4001	321	96	321	96
	16-10396	1012	-	-	-	-
	16-10396	Petty Cash			22	18

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	90	-	90	-
	16-10400	8969	-	-	-	-
	16-10400	1728	90	-	90	-
						-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	105	280	105	280
	16-10402	8256	-	-	(0)	-
	16-10402	8032	3	-	3	-
	16-10402	3350	3	3	3	3
	16-10402	7021	19	17	19	18
	16-10402	8378	0	217	0	217
	16-10402	3492	80	43	80	43

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	442	199	440	199
	16-10403	3875	-	-	-	-
	16-10403	0775	442	199	440	199

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	2,234	2,976	2,386	3,529
	16-10404	2286	-	-	-	-
	16-10404	1106	32	42	32	42
	16-10404	6254	114	885	192	1,013
	16-10404	NL2A	2,088	2,049	2,081	2,042
	16-10404	0016	5	197	5	204
	16-10404	0024	-	19	-	20
	16-10404	3476	87	311	77	206
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash			-	2

Paragon Offshore Contracting GmbH	16-10405	Sub Total	2,236	2,312	2,234	2,337
	16-10405	8002	-	-	0	-
	16-10405	2377	216	216	216	216
	16-10405	8788	2	-	2	-
	16-10405	8876	1,780	1,691	1,779	1,712
	16-10405	4010	189	337	188	341
	16-10405	403W	15	15	15	15
	16-10405	8556	0	1	0	1

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
	16-10405	3489	33	53	33	52
	16-10405	Petty Cash			1	1

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,146	1,149	1,146	1,149
	16-10406	7995	-	-	-	-
	16-10406	-101	18	15	18	15
	16-10406	-725	1,128	1,133	1,128	1,133

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	52	51	52	63
	16-10410	6362	5	5	5	5
	16-10410	8000	47	46	47	58

	Total		$567,108	$576,435	$567,063	$577,236

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$1,742	$4,801
Richards, Layton & Finger, PA	153	452
AlixPartners LLP	726	3,040
Lazard, Freres & Co LLC	146	857
Norton Rose Fulbright US LLP	-	354
BDO USA LLP	63	129
KCC	-	556
Total Payments to Professionals	$2,830	$10,190

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
10/01/16 - 10/28/16	Budget	Actual	F/(U)

Total Receipts	25,785	43,350	17,565

Total Operating Disbursements	(25,608)	(14,438)	11,170
Total Capital Expenditures	(2,348)	(1,070)	1,278
Total Payroll & Benefits	-	(2,484)	(2,484)
Total Other	(967)	(987)	(20)

Total I/C Disbursements to Non Debtor Entities	(7,566)	(10,138)	(2,573)

Total Disbursements	(36,488)	(29,118)	7,371

Net Operating Cash Flow	(10,703)	14,232	24,935

Deposits
Other	-	-	-
Total Deposits	-	-	-

Total Debt Service	(1,281)	(914)	367
Total Professional Fees	(3,655)	(5,407)	(1,752)

Total Non-Operating Disbursements	(4,936)	(6,321)	(1,385)

Net Cash Flow	(15,639)	7,911	23,550

Debtor Ending Cash Balance - Encumbered	214,367	229,859	15,492
Debtor Cash Balance - Unencumbered	344,045	344,045	-
Total Debtor Cash Balance	558,412	573,904	15,492

Non Debtor Ending Cash Balance	349,274	349,304	29
Total Debtor & Non Debtor Ending Cash Balance	907,686	923,208	15,521

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	October 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending October 31, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,217	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	4	-	-	-	-	14	-
Labor Contract Revenues	-	-	-	-	-	-	-
Other Revenues	-	-	62	-	-	-	-
Operating revenues	1,221	-	62	-	-	14	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(20)	-	(232)	-	(147)	(313)	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(1)	-	-	-	-	(13)	-
Depreciation and Amortization	(583)	(6)	(13)	-	(395)	(10)	-
General & Administrative	-	(1,152)	-	-	(46)	-	(10)
Corporate Operations	-	(849)	-	-	-	-	-
Local Administrative Expense	(222)	-	-	-	-	(1,018)	-
Operating costs and expenses	(827)	(2,007)	(245)	-	(588)	(1,354)	(10)
	-	-	-	-	-	-	-
Operating Income	394	(2,007)	(182)	-	(588)	(1,340)	(10)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(2,034)	-	(2,854)	-	(35)	(160)
Interest Income	517	58	-	-	-	-	38
Reorganization Items	-	(5,145)	-	-	-	-	-
Other, net	(20)	(119)	-	-	(7)	27	100
Income before income taxes	891	(9,248)	(182)	(2,854)	(595)	(1,348)	(32)
Income tax provision	(55)	-	-	-	-	-	-
Net Income	836	(9,248)	(182)	(2,854)	(595)	(1,348)	(32)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending October 31, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$2,020	$-	$4,230
Reimbursable Revenues	-	-	43	-	165
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	-	-	-	76
Operating revenues	-	-	2,063	-	4,472

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(7)	-	(1,849)	-	(4,968)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(37)	-	(98)
Depreciation and Amortization	(386)	-	-	-	(1,400)
General & Administrative	-	(92)	(167)	(18)	-
Corporate Operations	-	(100)	(183)	(20)	(38)
Local Administrative Expense	-	-	(77)	-	(1,270)
Operating costs and expenses	(392)	(192)	(2,313)	(38)	(7,774)
	-	-	-	-	-
Operating Income	(392)	(192)	(249)	(38)	(3,303)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	-
Interest Income	-	-	-	20	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	1	-	(83)
Income before income taxes	(392)	(192)	(249)	(18)	(3,386)
Income tax provision	-	-	-	-	-
Net Income	(392)	(192)	(249)	(18)	(3,386)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending October 31, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$1,568	$-	$5,859	$-	$-	$-
Reimbursable Revenues	192	-	34	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	2,557	-	-	-
Operating revenues	1,760	-	8,450	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(1,246)	13	(2,986)	-	(48)	(0)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(126)	-	(31)	-	-	-
Depreciation and Amortization	-	(11)	(3,361)	-	(6)	-
General & Administrative	-	(11)	-	(15)	(6)	(5)
Corporate Operations	-	-	-	-	-	(5)
Local Administrative Expense	(139)	-	-	-	-	(40)
Operating costs and expenses	(1,511)	(9)	(6,378)	(15)	(60)	(51)
	-	-	-	-	-	-
Operating Income	249	(9)	2,072	(15)	(60)	(51)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(491)	-
Interest Income	-	-	-	-	1	33
Reorganization Items	-	-	-	-	-	-
Other, net	-	-	-	(1)	0	29
Income before income taxes	249	(9)	2,072	(16)	(550)	12
Income tax provision	-	-	(149)	-	-	-
Net Income	249	(9)	1,923	(16)	(550)	12

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending October 31, 2016

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$15	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	356	(1,670)	-	895	-	2,297
Operating revenues	356	(1,670)	15	895	-	2,297

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(162)	(796)	5	-	-	(8,330)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(32)	-	-	(4,504)
General & Administrative	-	(165)	(6)	-	(1,356)	-
Corporate Operations	-	(292)	-	-	(1,485)	-
Local Administrative Expense	(6)	2,665	(47)	(891)	-	(35)
Operating costs and expenses	(168)	1,412	(81)	(891)	(2,841)	(12,869)
	-	-	-	-	-	-
Operating Income	188	(258)	(66)	4	(2,841)	(10,572)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	(517)	-	-	(1)
Interest Income	77	32	132	-	491	-
Reorganization Items	-	-	-	-	-	-
Other, net	(3)	10	71	(0)	-	(0)
Income before income taxes	263	(216)	(380)	4	(2,350)	(10,573)
Income tax provision	-	(16)	2	-	-	-
Net Income	263	(232)	(378)	4	(2,350)	(10,573)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending October 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(96)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(626)
General & Administrative	-	(25)
Corporate Operations	-	-
Local Administrative Expense	-	-
Operating costs and expenses	-	(747)
	-	-
Operating Income	-	(747)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(884)
Interest Income	941	-
Reorganization Items	-	-
Other, net	-	(32)
Income before income taxes	941	(1,663)
Income tax provision	-	-
Net Income	941	(1,663)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	October 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,145	-
Restricted Cash	-	-	-
Accounts Receivable	142,243	62,602	316,665
Prepaid Expenses & Deposits	72	985	-
Taxes Receivable	-	-	-
Total Other Current Assets	10,745	409	-
Total current assets	153,060	408,141	316,665
Investments in Subsidiaries	182,682	3,462,486	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,462,486	-
Gross PPE	97,070	483	64,525
Accumulated Depreciation	(75,354)	(81)	(62,525)
Property and Equipment	21,716	402	2,000
Other Assets	1,197	16,731	118
Deferred Regulatory Inspection	700	-	118
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,472	-
Restriccted Cash	-	9,259	-
Long Term Prepaid Mob	497	-	-

Total assets	516,714	3,887,760	318,783

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	47,175	695,542	214,817
Payroll and Benefits Related Accruals	1,179	-	-
Taxes Payable	1,237	321	-
Interest Payable	-	371	-
Other Current Liabilities	4,662	1,402	-
Total current liabilities	54,253	697,636	214,817
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	3,987	3,337	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	58,240	2,410,920	214,817

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	888	-
Capital in Excess of par value	(1,019,894)	1,437,020	206,689
Retained Earnings	1,478,368	38,932	(102,723)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	458,474	1,476,840	103,966
Total liabilities and shareholders’ equity	516,714	3,887,760	318,783

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	77	6,345
Restricted Cash	-	-	-
Accounts Receivable	-	164,024	24,620
Prepaid Expenses & Deposits	21	6	736
Taxes Receivable	-	297	9,769
Total Other Current Assets	1,469	-	(374)
Total current assets	1,490	164,404	41,096
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,390	3,485
Accumulated Depreciation	-	(129,321)	(2,956)
Property and Equipment	-	23,069	529
Other Assets	-	374	-
Deferred Regulatory Inspection	-	374	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,079	187,847	41,625

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	48,853	156,040	117,376
Payroll and Benefits Related Accruals	-	37	2,636
Taxes Payable	-	51	944
Interest Payable	-	-	924
Other Current Liabilities	5,073	-	4,724
Total current liabilities	53,926	156,128	140,482
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	688,542	156,128	150,553

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(112,365)	103,887	(96,237)
Accumulated Other Comprehensive Loss	-	-	(18,197)
Total shareholders’ equity	3,418,536	31,719	(108,926)
Total liabilities and shareholders’ equity	4,107,079	187,847	41,625

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	218,659	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,312,420	70,584	17,712
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	(77)	-	-
Total current assets	3,531,146	70,584	21,887
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(43,286)	-
Property and Equipment	-	38,427	-
Other Assets	-	737	-
Deferred Regulatory Inspection	-	737	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	7,821,661	109,798	(1,317,556)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	4,746,199	2,539	11,795
Payroll and Benefits Related Accruals	-	90	-
Taxes Payable	-	-	38
Interest Payable	1,434	-	-
Other Current Liabilities	-	-	-
Total current liabilities	4,809,380	2,629	11,833
Total Long-Term Debt	32,654	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	4,842,034	2,629	11,833

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	50,722	62,868	(790,800)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,979,628	107,169	(1,329,389)
Total liabilities and shareholders’ equity	7,821,661	109,798	(1,317,556)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	451
Restricted Cash	-	-	-
Accounts Receivable	154,781	411,960	991,206
Prepaid Expenses & Deposits	-	-	2,104
Taxes Receivable	162	-	530
Total Other Current Assets	-	19,909	11,160
Total current assets	154,943	431,869	1,005,451
Investments in Subsidiaries	-	410,651	7,433
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,433
Gross PPE	-	-	213,313
Accumulated Depreciation	-	-	(159,184)
Property and Equipment	-	-	54,129
Other Assets	2,204	-	208
Deferred Regulatory Inspection	-	-	208
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	157,147	842,520	1,067,221

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	138,144	2,133	836,673
Payroll and Benefits Related Accruals	631	-	14,072
Taxes Payable	-	-	3,498
Interest Payable	-	-	-
Other Current Liabilities	-	-	-
Total current liabilities	138,775	2,133	854,243
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	138,775	2,133	855,376

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,020
Retained Earnings	13,371	10,963	(80,409)
Accumulated Other Comprehensive Loss	-	-	(763)
Total shareholders’ equity	18,371	840,388	211,848
Total liabilities and shareholders’ equity	157,147	842,520	1,067,221

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	231,712	109	314,727
Prepaid Expenses & Deposits	241	-	5
Taxes Receivable	194	135	-
Total Other Current Assets	-	-	811
Total current assets	232,147	244	315,543
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	—	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	375,208
Accumulated Depreciation	-	(991)	(302,411)
Property and Equipment	-	1,000	72,797
Other Assets	-	-	2,193
Deferred Regulatory Inspection	-	-	1,666
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	527

Total assets	232,147	(45,866)	390,533

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	204,768	7,665	26,920
Payroll and Benefits Related Accruals	437	(118)	4,956
Taxes Payable	(1,450)	-	591
Interest Payable	-	-	-
Other Current Liabilities	-	-	999
Total current liabilities	203,755	7,547	33,466
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	401
Liabilities Subject to Compromise	-	-	-
Total liabilities	203,755	7,547	33,867

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,827	(90,458)	288,400
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,392	(53,415)	356,667
Total liabilities and shareholders’ equity	232,147	(45,866)	390,533

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending October 31, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	281
Restricted Cash	-	-	-
Accounts Receivable	274,321	53,701	90,195
Prepaid Expenses & Deposits	-	-	15
Taxes Receivable	27	13	925
Total Other Current Assets	-	44	33
Total current assets	274,348	53,758	91,449
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	10,486
Long Term Notes & Investments	208,494	43,108	45,486
Gross PPE	-	20,505	-
Accumulated Depreciation	-	(17,764)	-
Property and Equipment	-	2,741	-
Other Assets	-	297	-
Deferred Regulatory Inspection	-	297	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,842	99,904	136,935

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,716	60,719	67,156
Payroll and Benefits Related Accruals	-	-	89
Taxes Payable	3	21	4,265
Interest Payable	-	5,940	-
Other Current Liabilities	-	-	3,073
Total current liabilities	272,719	66,680	74,583
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,719	66,680	74,583

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,511)	(63,055)	(73,828)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,122	33,224	62,351
Total liabilities and shareholders’ equity	482,842	99,904	136,935

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending October 31, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	199	3,529	2,337
Restricted Cash	-	-	-
Accounts Receivable	6,428	386,175	297,544
Prepaid Expenses & Deposits	-	638	74
Taxes Receivable	6	941	(509)
Total Other Current Assets	77	14,764	972
Total current assets	6,710	406,047	300,418
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,654	7,959	46,829
Long Term Notes & Investments	32,654	7,959	76,829
Gross PPE	-	1	9,689
Accumulated Depreciation	-	(1)	(1,182)
Property and Equipment	-	-	8,507
Other Assets	-	1,004	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	1,004	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	39,364	415,010	385,754

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	67,636	222,459	115,194
Payroll and Benefits Related Accruals	140	1,753	1,055
Taxes Payable	15	(113)	2,292
Interest Payable	-	-	10,798
Other Current Liabilities	20	4,640	465
Total current liabilities	67,811	228,739	129,804
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	210	-
Other NonCurrent Liabilities	-	2	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	67,811	228,951	287,863

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,173	172,823	37,792
Accumulated Other Comprehensive Loss	-	441	86
Total shareholders’ equity	(28,447)	186,058	97,892
Total liabilities and shareholders’ equity	39,364	415,010	385,754

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending October 31, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,149	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,030	309	917,155
Prepaid Expenses & Deposits	2	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	5,940	(533)
Total current assets	10,181	6,249	916,622
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,011,738
Accumulated Depreciation	-	-	(794,759)
Property and Equipment	-	-	216,979
Other Assets	-	-	13,702
Deferred Regulatory Inspection	-	-	1,984
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	11,718
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	10,181	2,479,136	1,212,807

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	9,293	100,090	533,853
Payroll and Benefits Related Accruals	1	-	(13)
Taxes Payable	-	1,867	-
Interest Payable	-	-	44
Other Current Liabilities	-	-	(231)
Total current liabilities	9,294	101,957	533,653
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,251	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	9,294	120,208	533,953

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	377	(1,656,268)	392,682
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	887	2,358,929	678,856
Total liabilities and shareholders’ equity	10,181	2,479,136	1,212,807

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending October 31, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	63
Restricted Cash	-	-
Accounts Receivable	120,333	115,332
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	38
Total Other Current Assets	119,362	-
Total current assets	239,695	115,433
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	123,986
Accumulated Depreciation	-	(98,888)
Property and Equipment	-	25,098
Other Assets	-	1,138
Deferred Regulatory Inspection	-	1,138
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restriccted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,470,647	69,501

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	2	25,564
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(1)
Interest Payable	-	79,816
Other Current Liabilities	-	47
Total current liabilities	2	105,426
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	2	105,426

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-
Capital in Excess of par value	1,389,831	1,519,680
Retained Earnings	80,814	(1,555,606)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,470,645	(35,926)
Total liabilities and shareholders’ equity	1,470,647	69,501

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$6,382	$(312)	$(264)	$5,806
Payroll Tax	$8,743	1,211	(789)	$9,165
Withholding Tax	$(13,146)	364	70	$(12,712)
Property Tax	$-			$-
VAT Tax	$(8,643)	(179)	893	$(7,929)
Other Tax	$2,532	192		$2,724
Total Taxes	$(4,132)	$1,276	$(91)	$(2,947)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$106	$33	$259	$259	$656
Paragon Offshore plc	16-10386	-	-	27	149	176
Paragon Drilling Services 7 LLC	16-10387	65	-	-	-	65
Paragon Offshore Finance Company	16-10388	-	-	-	0	0
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	5	0	-	(41)	(35)
Paragon Offshore do Brasil Ltda.	16-10390	45	13	77	0	136
Paragon International Finance Company	16-10391	1,017	250	142	242	1,651
Paragon Asset (ME) Ltd.	16-10392	22	1	-	-	23
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	99	47	(1)	(0)	145
Paragon FDR Holding Ltd.	16-10395	-	-	-	0	0
Paragon Offshore International Ltd.	16-10396	374	145	14	115	648
Paragon Offshore (North Sea) Ltd.	16-10397	198	(22)	(5)	(5)	166
Paragon Duchess Ltd.	16-10398	-	-	-	(6)	(6)
Paragon (Middle East) Limited	16-10399	282	50	7	(54)	285
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	9	-	9
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	(10)	(10)
Paragon Leonard Jones LLC	16-10402	1	18	-	1	20
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	0	64	0	13	77
Paragon Offshore (Nederland) B.V.	16-10404	1,484	713	21	32	2,250
Paragon Offshore Contracting GmbH	16-10405	22	150	44	52	268
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	1	1
Paragon Asset Company Ltd.	16-10408	267	151	30	0	448
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	2	2
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(27)	(27)

Total Accounts Payable		$3,988	$1,613	$624	$724	$6,949

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	October 1 - 31, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,246	$1,126	$6,634	$10,006	$1,166	$5	$48	$1,219	$-	$-	$-	$-	$11,225	$(6,634)	$4,591
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	213	-	9,503	9,716	-	-	-	-	9,716	(512)	9,204
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	5,556	-	-	5,556	275	-	-	275	-	-	-	-	5,831	-	5,831
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	6,200	4,706	10,375	21,281	2,629	-	2,595	5,224	-	-	-	-	26,505	(5,829)	20,676
Paragon Offshore (North Sea) Ltd.	16-10397	1,572	-	0	1,572	1,547	-	-	1,547	-	-	-	-	3,119	-	3,119
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	9,193	3,552	2	12,748	5,800	54	349	6,203	-	-	-	-	18,951	-	18,951
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	29	3,863	2,473	6,365	-	-	5,029	5,029	-	-	-	-	11,394	(1,918)	9,476
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	1,250	-	-	1,250	-	-	20,762	20,762	-	-	-	-	22,012	(18,386)	3,626
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$26,046	$13,247	$19,940	$59,233	$11,630	$59	$38,286	$49,975	$-	$-	$-	$-	$109,208	$(33,734)	$75,474

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	October 1 - 31, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X